UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                              March 1, 1997
                                    ---------------------------------------

                       UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

                 Delaware                                  0-13265                             59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


   1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:       (803) 252-3661
                                                    ----------------------


                                                       No Change
                                    (Former name or former  address,  if changed
since last report.)












     This document contains a total of 22 pages and the Exhibit Index is set forth on sequentially numbered page 5 .

Item 2.  Acquisition or Disposition of Assets

Pursuant to the terms of an Asset Purchase Agreement (the "Agreement") executed on February 18, 1998, to be effective March 1, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); and Allan M. Weldon, M.D., a South Carolina resident ("Seller"). UCI of SC has acquired certain assets as outlined in Sections 1 and 2 of the Agreement (including patient list and goodwill) associated with Seller's practice located in Columbia, South Carolina. The consideration for the acquisition shall be Two Hundred Thirty-Five Thousand and 00/100 ($235,000.00) Dollars, payable as outlined in Section 3 of the Agreement, which begins on page 6 of this Form 8-K. The consideration paid by UCI of SC in connection with this acquisition was determined by arms-length negotiations between UCI of SC and the Seller.

The practice operated by the Seller was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. This practice has been merged into the existing Midtown Family Practice Center located in Columbia, South Carolina.

All descriptions of the Asset Purchase Agreement noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

              It is impracticable to provide the required financial statements for the business acquired at the time this Report on Form 8-K is filed. UCI will file the required financial statements for the Seller under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         b)    Pro Forma Financial Information

              It is impracticable to provide the required pro forma financial information at the time this Report on Form 8-K is filed. UCI will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         c)    Exhibits

              Exhibit 2.1 - Asset Purchase Agreement executed on February 18, 1998, to be effective March 1, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); and Allan M. Weldon, M.D., a South Carolina resident ("Seller").

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.      /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.          Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and  Executive Vice President of  Finance,
Chairman of the Board                   Chief Financial Officer and
                                        Principal Accounting Officer



Date:                   March 11, 1998

                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K


                                                                         PAGE
NUMBER                     DESCRIPTION                                 NUMBER

     2.1          Asset Purchase Agreement executed on February 18,        6
                  1998, to be effective March 1, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation
                  ("Doctor's Care"); and Allan M. Weldon, M.D., a South Carolina resident ("Seller")

                                 EXHIBIT NO. 2.1

                            ASSET PURCHASE AGREEMENT

                                              ASSET PURCHASE AGREEMENT


         This Asset Purchase Agreement (the "Agreement") is made as of this 18th day of February, 1998, to be effective as of March 1, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); and Allan M. Weldon, M.D., a South Carolina resident ("Seller").

         Introduction. Seller owns and operates a medical practice located at 2757 Laurel Street, Columbia, South Carolina 29204 (the "Premises"). Seller is the sole owner of the Business (as defined in Section 1.1.1 herein below). UCI of SC owns and/or leases various medical-related facilities and equipment in South Carolina and has contracted with Doctor's Care to provide health care services at such facilities. Seller desires to (i) transfer Seller's patient records to Doctor's Care, (ii) enter into an Employment Agreement with Doctor's Care, and (iii) transfer to UCI of SC as of 12:01 a.m. on March 1, 1998 (the "Effective Date"), certain assets of the Seller, all upon the terms and conditions set forth herein.

         Agreement. NOW, THEREFORE, in consideration of these premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Sale of Assets to UCI of SC.

         1.1 Transfer of Assets. As of the Effective Date, for the consideration herein provided, Seller shall convey, transfer, assign and deliver, or cause to be conveyed, transferred, assigned, and delivered, to UCI of SC, and UCI of SC shall purchase and accept from Seller, all of Seller's right, title, and interest (as the case may be) in and to following assets (collectively the "Assets"):

                  1.1.1 All of the accounts receivable, machinery, equipment, computer and telephone systems (including hardware and software), furniture, furnishings, office equipment, and related tangible personal property respecting Seller's business conducted in the Premises (the "Business"), excluding only the Excluded Assets (as defined in Section
         1.2 below).

                  1.1.2 All of the goodwill, permits, licenses, computer software and related intangible personal property of the Business, excluding only the Excluded Assets (as defined in Section 1.2 below). Seller shall be responsible for obtaining the necessary consents, if any, to assignment of such intangible assets. The parties hereto acknowledge and agree that UCI of SC shall not assume any equipment leases, personal property leases, real property leases, or any other liabilities of Seller.

                  1.1.3 All of the inventory of the Business, wherever located, excluding only the Excluded Assets (as defined in Section 1.2 below).

                  1.1.4 All of Seller's repair and service contracts and warranties (which are acceptable to UCI of SC in its sole discretion) used or useful in the Business.

         1.2 Excluded Assets. Anything contained in this Agreement to the contrary notwithstanding, the parties hereto acknowledge and agree that Seller will not sell, assign, or convey to UCI of SC, and UCI of SC will not acquire, any right, title, or interest whatsoever in or to any of the assets or property of Seller listed in Exhibit 1.2 attached hereto (collectively the "Excluded Assets"). Neither UCI, UCI of SC, nor Doctor's Care shall be an insurer of the safety or condition of the Excluded Assets after Closing; and Seller shall retain the risk of loss with respect to any Excluded Assets after Closing.

         1.3 Method of Transfer. The transfer and sale of the Assets will be evidenced by appropriate Bills of Sale, assignments and other instruments executed and delivered by Seller to UCI of SC and/or Doctor's Care at Closing (as defined below), as set forth in this Agreement.

         1.4 Not a Sale of Business. This transaction constitutes the sale of assets by Seller and not the sale of a business; provided, however, that anything contained in this Agreement to the contrary notwithstanding, it is the intent of the parties that UCI of SC purchase and acquire and Seller sell and transfer the complete operating process of the Business and all properties and interest necessary to operate the Business substantially as it is presently being operated (excepting the Excluded Assets).

     1.5 Possession. UCI of SC shall take, and Seller shall deliver, possession of the Assets as of the Effective Date.
                  ----------

2.       Transfer of Seller's Patient Records to Doctor's Care.

         2.1 Transfer of Patient Records. As of the Effective Date, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and no other monetary consideration, Seller shall transfer and deliver to Doctor's Care all of the Seller's right, title and interest in and to any medical records in his possession that were made in treating patients and all records transferred to Seller concerning prior treatment of any patient (the "Patient Records").

         2.2 Method of Transfer. The transfer of the Patient Records will be evidenced by an appropriate bill of sale substantially in the form attached hereto as Exhibit 2.2, executed and delivered by Seller to Doctor's Care at the Closing (as defined below), as set forth in this Agreement.

         2.3 Notices. Seller shall cause, at Seller's expense, any public notices to be filed in a timely manner and to otherwise comply with all requirements of the South Carolina Physician's Patient Records Act or any other applicable law, regulation, rule or ordinance related to the transfer of the Patient Records. Evidence of the filing of such notice shall be delivered by Seller to Doctor's Care at Closing (as defined below).

         2.4 Possession. Doctor's Care shall pick up and take, and Seller shall relinquish, possession of the Patient Records as of the Effective Date.

3.       Consideration for Acquisitions.

         3.1. Purchase Price. The total purchase price ("Purchase Price") for the Assets to be acquired by UCI of SC hereunder shall be Two Hundred Thirty-Five Thousand and No/100 ($235,000.00) Dollars payable to Seller as follows:

                  3.1.1 Common Stock. On the Effective Date, UCI shall issue to Seller certificate(s) representing such numbers of shares of the voting common stock of UCI, $0.05 par value (the "Shares"), having an aggregate value of Seventy-Five Thousand and No/100 ($75,000.00) Dollars. For purposes hereof, the price per share of the Shares shall be the closing ask price of such voting common stock on Friday, February 13, 1998. The parties hereto acknowledge that the Shares shall be "restricted stock" under the federal securities laws (meaning that it was purchased other than through a registered public offering). The Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The certificate evidencing the Shares shall bear a restrictive legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF SUCH ACT, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH, THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

     3.1.2 Additional Payment. UCI of SC shall pay to Seller as follows:

     3.1.2.1 The sum of Fifty Thousand and No/100 ($50,000.00) Dollars shall be paid by company check to Seller on the Effective Date.

                           3.1.2.2 The sum of One Hundred Ten Thousand and No/100 ($110,000.00) Dollars shall be due and payable to Seller in Thirty-Six (36) monthly installments, with the first payment due on April 1, 1998, pursuant to a promissory note substantially in the form attached hereto as Exhibit 3.1.2.2 (the "Note").

         3.2 Assumption of Certain Leases. As of the Effective Date, UCI of SC shall assume those leases of Seller described at Exhibit 3.2 attached hereto (the "Assumed Leases"). The parties hereby acknowledge and agree that neither UCI of SC, UCI, nor Doctor's Care shall assume or agree to pay, perform, or discharge any liability or obligation of Seller which is not expressly set forth at Exhibit 3.2 attached hereto. Seller shall be responsible for obtaining the consent, if any, to the assumption of any such Assumed Leases by UCI of SC.

         3.3 Allocation of Purchase Price. The parties hereto agree that the Purchase Price for the Assets shall be allocated as provided in Exhibit 3.3 attached hereto.

4.       Closing.

         4.1 Closing Date. The closing of the sale and purchase of the Assets and related transactions (the "Closing") shall take place on Wednesday, February 18, 1998, commencing at 10:00 a.m. (local time), at the offices of Nexsen Pruet Jacobs & Pollard, LLP at 1441 Main Street, Suite 1500, Columbia, South Carolina or such other time and place as may be mutually agreed upon in writing by the parties (alternatively "Closing"), all to be effective as of the Effective Date. In the event Closing set forth in this Section 4 is changed to a different date, all references in this Agreement to Closing shall be deemed to refer to the time and date agreed upon by the parties, in the manner set forth herein.

         4.2.     Transactions at Closing.  At the Closing:

                  4.2.1  Upon  receipt  of an  investment  letter in the form of
         Exhibit 4.2.1 attached hereto duly executed by Seller, UCI shall issue to Seller a copy of the instructions which UCI will forward to its transfer agent instructing such agent to issue a certificate evidencing the Shares to Seller.

                  4.2.2 UCI of SC shall execute the Note.

                  4.2.3 Seller shall execute for delivery to UCI, UCI of SC, or Doctor's Care, as applicable, the bills of sale, assignments, titles, certificates, and other documents, agreements and instruments, in form and substance required by this Agreement, as described in Section 4.3.

                  4.2.4 UCI, UCI of SC, and Doctor's Care shall execute for delivery to Seller the documents, agreements and instruments in form and substance required by this Agreement, as described in Section 4.4..

                  4.2.5 Seller and Doctor's Care shall each execute for delivery to the other the employment agreement substantially in the form of
         Exhibit 4.2.5 attached hereto (the "Employment Agreement").

                  4.2.6 All employees of Seller directly and primarily associated with the Business will cease to be employees of Seller, and Doctor's Care and/or UCI of SC may, subject to the exercise of Doctor's Care's and/or UCI of SC's sole discretion, offer immediately or thereafter to hire any or all of such persons. Doctor's Care and/or UCI of SC shall be required to hire only those employees of Seller which Doctor's Care and/or UCI of SC elects in its sole discretion to hire, and Doctor's Care and/or UCI of SC shall not assume any liability whatsoever to any employee of Seller not hired by Doctor's Care and/or UCI of SC. Seller will be responsible for paying and reporting all costs and liabilities, including but not limited to compensation, federal and state withholding taxes, federal and state unemployment taxes, all employee benefit costs, and worker's compensation claims incurred or accrued prior to the Effective Date.

     4.2.7 All the documents contemplated in this Section 4.2 shall be delivered to the appropriate party on the Effective Date.

                  4.2.8  The  parties   hereto  will  take  such  other  actions
contemplated at Closing by this Agreement.

         4.3 Seller's Documents. On the Effective Date, Seller shall deliver or cause to be delivered, at Seller's expense, the following duly executed, lawful and effective documents and instruments:

                  4.3.1 At Closing, Seller will execute for delivery to UCI of SC a bill of sale for tangible personal property and fixtures composing portions of the Assets substantially in the form attached hereto as
         Exhibit 4.3.1.

                  4.3.2 At Closing, Seller will execute for delivery to UCI of SC an assignment of intangible personal property composing portions of the Assets substantially in the form attached hereto as Exhibit 4.3.2.

                  4.3.3 At Closing, Seller will execute for delivery to UCI an Investment Letter substantially in the form attached hereto as Exhibit 4.2.1.

                  4.3.4 At Closing, Seller will execute for delivery to Doctor's Care the Employment Agreement substantially in the form attached hereto as Exhibit 4.2.5.

                  4.3.5 At Closing, Seller will execute for delivery to UCI of SC copies of such duly filed UCC termination statements, mortgages or lien satisfactions and other documents, as are reasonably required by UCI of SC to evidence UCI of SC's clear, marketable and insurable title to the Assets.

                  4.3.6 At Closing, Seller will execute for delivery to UCI of SC the Non-Competition Covenant (the "Non-Compete") substantially in the form attached hereto as Exhibit 4.3.6.

                  4.3.7 At Closing, Seller will execute for delivery to Doctor's Care a bill of sale for the Patient Records substantially in the form attached hereto as Exhibit 2.2.
     4.3.8 Seller will deliver to UCI of SC evidence of insurance as set forth in Section 5.7 to UCI of SC.

                  4.3.9 Copies of all current data, contracts and information for the Business.

         4.4 Documents of UCI, UCI of SC, or Doctor's Care. On the Effective Date, UCI, Doctor's Care, and/or UCI of SC, at their expense, shall deliver or cause to be delivered to Seller the following duly executed, lawful, and effective documents and instruments:

                  4.4.1 UCI shall deliver a copy of the instructions which UCI will forward to its transfer agent instructing such agent to issue a certificate evidencing the Shares to Seller.

                  4.4.2 At Closing, UCI of SC will execute for delivery to Seller the Note substantially in the form attached hereto as Exhibit 3.1.2.2.

                  4.4.3 At Closing, Doctor's Care will execute for delivery the Employment Agreement substantially in the form attached hereto as
         Exhibit 4.2.5.

         4.5 Conditions of Title. As of the Effective Date, the Assets shall be conveyed by appropriate instruments of conveyance free and clear of all claims, security interests, liens and encumbrances except personal property and ad valorem taxes for the year of Closing (which shall be prorated as provided in this Agreement).

         4.6      Transactions Subsequent to Closing.

                  4.6.1 Employment Matters. Nothing contained herein shall be construed to create any liability for UCI, UCI of SC or Doctor's Care to present or past employees of Seller, or to the South Carolina Employment Security Commission or any other person or entity or regulatory agency for periods prior to the Effective Date.

                  4.6.2 Confidentiality. Seller shall hold in confidence all documents and information concerning the Business and the Assets (except that Seller may, after reasonable notice to UCI of SC disclose such documents and information, or copies or summaries thereof, to any governmental authority reviewing the transactions contemplated hereby or as required in Seller's reasonable judgment pursuant to federal or state laws or court order).

                  4.6.3 Publicity. Upon UCI of SC's request (if any), at a date reasonably agreed upon by UCI of SC and Seller, but no later than thirty (30) business days after Closing, Seller, at UCI of SC's expense, shall mail to all those patients of the Business designated by UCI of SC, a letter substantially on the form provided by UCI of SC, subject to Seller's approval (which shall not be unreasonably withheld) advising of the sale hereunder and containing a request of Seller that to the extent requested by UCI of SC, such patient shall continue its relationships with UCI of SC and Doctor's Care.

                  4.6.4 Taxes. Seller shall file such tax returns and reports and pay such taxes as are required for periods ending with the Effective Date.

                  4.6.5 Creditors. Seller shall promptly pay all of Seller's valid liabilities and perform all of Seller's valid obligations which Seller has incurred in connection with the Assets or the operation of the Business.

                  4.6.6 Employee Interviews. Within thirty (30) days after the Effective Date, UCI of SC agrees to interview Seller's three (3) employees (collectively the "Former Employees") for possible employment with UCI of SC. Notwithstanding anything contained herein to the contrary, UCI of SC shall be under no obligation to employ such Former Employees; the decision by UCI of SC of whether or not to offer employment to such Former Employees shall be made within the sole discretion of UCI of SC, and UCI of SC may decline to offer employment to such Former Employees for any or no reason.

                  4.6.7 Miscellaneous Required Acts. The parties hereto shall take such other actions and comply with other obligations as are required after Closing under this Agreement or under documents ancillary hereto.

         4.7 Other Actions. The parties hereto agree that they will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, documents, instruments and assurances as may be reasonably required by the other party in order to carry out fully and to effectuate the transactions herein contemplated under, and in accordance with, the provisions of this Agreement.

5. Representations and Warranties of Seller. Seller hereby warrants, represents, and covenants as follows:

         5.1 Sole Proprietorship. Seller is a sole proprietorship with authority to carry on the Business and to own and operate its properties and assets as presently owned and operated. The Assets are not owned in whole or in part by any corporation, limited liability company, partnership, or other entity or person.

         5.2 Authority. When executed and delivered, this Agreement shall constitute a valid and binding obligation of Seller enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws effecting creditors rights generally and by principles of equity. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor the compliance with any of the terms and conditions hereof, will result in the breach by Seller of any of the terms, conditions, or judgment, law or other contract, agreement or instrument to which Seller is bound, or constitute a default of such indenture, mortgage, deed of trust, order, judgment, law or other contract, agreement or instrument.

         5.3 Compliance with Laws. Seller is in compliance with all laws, ordinances, and regulations that govern such Seller's ownership and present use of the Assets and the Premises, the violation of which would have an adverse effect on the Assets, the Premises or the Business. All of the Assets sold hereunder, and the Premises leased hereunder, substantially comply with applicable environmental, zoning, health, OSHA, consumer products, and fire safety regulations.

         5.4 Title to Assets. At Closing, Seller will have, and shall be entitled to convey, good, marketable and insurable title to the Assets and the condition of title as required by Section 4.5. At Closing, Seller will not be indebted to any contractor, laborer, mechanic, material man or any other person or entity for work, labor, materials or services in connection with the Assets for which any such person or entity could claim a lien against the Assets.

         5.5 Consents. No consent of any third party is required in connection with Seller's transfer and assignment of the Assets hereunder.

         5.6 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of Seller's knowledge, threatened that question the validity of this Agreement or any transaction contemplated hereby or that relate to the Assets, or to the conduct of Business, including but not limited to condemnation or bankruptcy proceedings, which if adversely determined would have an adverse effect upon Seller's ability to enter into this Agreement or perform its obligations hereunder or upon the use, enjoyment, or value of the Assets to UCI of SC and/or Doctor's Care.

         5.7 Insurance Coverage. Seller maintains policies of insurance covering the Assets in amounts and against such losses and risks as are customary for facilities such as the Business in their present usage, as well as general public liability "claims made" coverage in the amount of $1,000,000 per occurrence and $1,000,000 in the aggregate, and same will be outstanding and duly in force through Closing. For a period of one (1) year after Closing, Seller shall maintain a comprehensive general liability "claims made" policy for discontinued operations in the amount of $1,000,000 per occurrence, and UCI of SC, UCI and Doctor's Care shall be listed as additional insureds under such policy.

         5.8 Normal Course. Seller shall have operated the Assets in the normal and ordinary course of business since at least January 1, 1995, and shall have paid or caused to be paid promptly when due all city, county and state ad valorem taxes and similar taxes and assessments and all utility charges and assessments imposed upon or assessed against the Assets and/or Premises prior to the Effective Date. Seller shall exercise its best efforts to preserve the goodwill of the employees, patients, suppliers and others having business relationships with the Business through the Effective Date.

         5.9 Creditors, Solvency, and Bankruptcy. Seller shall not hinder, delay, defraud, or avoid any obligation to any past, present or future creditor in the transactions contemplated by this Agreement. Seller is currently solvent and will not be rendered insolvent as a result of the transactions contemplated hereby. Seller has not initiated, nor does it intend to initiate with respect to itself as debtor, has had initiated or expects to have initiated against it as debtor, any proceeding under federal or any state's bankruptcy, insolvency or similar laws.

         5.10 Labor and Employee Benefit Matters. Seller is not a party to any agreement with any labor organization. Seller has not maintained or sponsored for any employee or former employee of Seller any fringe or benefit plans, including without limitation, any retirement, pension, profit sharing, thrift-savings, non-qualified deferred compensation, incentive compensation, cash bonus, insurance, medical, welfare or vacation plans of any kind and any "employee benefit plan" (as defined in Section 3(3) of Title I of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") or any voluntary employees' beneficiary association (as defined in Section 501(c)(9) of the Internal Revenue Code) or combination of the foregoing. Seller has not incurred any accumulated funding deficiency within the meaning of ERISA or any liability to the Pension Benefit Guaranty Corporation established under ERISA, nor has any tax been assessed against Seller for the alleged violation of the Internal Revenue Code with respect to the Business or its operation.

         5.11 Payables and Taxes. Seller will pay all accounts payable and taxes, assessments, and charges respecting the Assets incurred prior to the Effective Date within a reasonable amount of time following Closing and will protect the reputations of UCI, UCI of SC and Doctor's Care, respectively, by promptly paying all the valid debts and obligations of Seller which have been incurred in connection with the operation of the Business prior to the Effective Date and which affect the Assets, including without limitation any payments on the Assumed Leases which become due prior to the Effective Date, and which have not been expressly assumed by UCI of SC pursuant to Section 3.2 hereunder.

         5.12 Workers' Compensation. There are no worker compensation or similar claims or actions pending or threatened, and Seller does not know of facts which would make such claims timely, by past or present employees of Seller.

         5.13 Status of Assets. The Assets sold hereunder constitute all of the assets of the Business (except the Excluded Assets) and include all property, rights, and intangibles necessary for UCI of SC and/or Doctor's Care to operate after the Effective Date a business similar to the Business as presently conducted. All material inventory systems, machinery, equipment, and other tangible property which are portions of the Assets are generally sound, in good repair, may be safely operated within all applicable standards or regulations in their present conditions, and are in merchantable condition. All material contracts, commitments, and similar rights which are portions of the Assets are valid, binding, enforceable, and without known default in violation of law. The information related to accounts receivable provided to UCI of SC is materially accurate and reflect valid, binding, and enforceable rights of the Business which shall be lawfully transferred to UCI of SC hereunder.

         5.14 No Adverse Conditions. Except as previously disclosed in writing to UCI of SC, there are no adverse conditions or circumstances that may interfere with the use and enjoyment of, or opportunity to resell or encumber, any of the Assets, or might otherwise impede UCI of SC's ability to operate a business similar to the Business utilizing the Assets.

         5.15 Brokerage. Seller has not dealt with any broker in connection with this transaction, and no brokerage commission nor claim thereof shall accrue or become payable to any person or entity respecting this transaction.

         5.16 Financial Statements.  The financial statements attached hereto as
Exhibit 5.16 (collectively the "Financial Statements") consist of: (a) the unaudited balance sheet and income statement of Seller as of December 31, 1997. All the Financial Statements are true and correct and present fairly in all material respects the financial condition and results of operations of Seller as at their respective dates, including all material liabilities, contingent or otherwise, and the results of operations of Seller for such periods in accordance with generally accepted accounting principles consistently applied during all such periods. All books and records of Seller upon which the Financial Statements were based have been maintained in the normal course of business and reflect in all material respects the transactions and results of operations of Seller in accordance with generally accepted accounting principles consistently applied during all such periods. There has been no material change in the accounting methods or practices followed by Seller or in the depreciation, amortization, or inventory valuation policies used or adopted by Seller since fiscal year 1990.

         5.17     No Change or Undisclosed Liabilities.

                  (a) Between the date of the Financial Statements and Closing, there has been no material adverse change in the condition (financial or otherwise) of Seller, and Seller has incurred no debts, liabilities, or obligations, whether accrued, absolute, contingent, or otherwise and whether due or to become due, except in the ordinary course of business.

                  (b) With the exception of the liabilities set forth on the Financial Statements and specifically referenced as such on the Schedules hereto, and the liabilities incurred in the ordinary course of the business of the Company since the date of the latest of the Financial Statements or set forth on Schedule 5.16, to the best of the Seller's knowledge, Seller does not have any liabilities of any nature, whether absolute, accrued, contingent or otherwise or whether due or to become due.

         5.18 Disclosures. No representation or warranty by Seller contained in this Agreement nor any statement or certificate furnished or to be furnished by or on behalf of any Seller to Buyer or its representatives in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading. The list of Assets attached hereto as Exhibit 1.1 represent the fixed assets of the Business (other than the Excluded Assets) and is materially true, correct, and complete, and not materially misleading.

         5.19 Assumed Leases. Seller has satisfied all of its obligations arising under the Assumed Leases prior to the Effective Date, and less than six payments remain on that certain Equipment Lease Agreement dated July 14, 1993, by and between Seller and Trans Leasing International. Furthermore, the total remaining payments on that certain lease for a Xerox copier, by and between Palmetto Office Machines, Inc. and Seller, do not exceed Four Hundred and No/100 ($400.00) in the aggregate.

         5.20 Representations and Warranties at Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of Seller set forth in this Agreement shall be true as of the Effective Date as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, as of the Effective Date, they shall be true as at the earlier date referenced.

6. Representations and Warranties of UCI, Doctor's Care and UCI of SC. UCI, Doctor's Care and UCI of SC hereby jointly and severally represent, warrant, and covenant as follows:

         6.1 Organization and Good Standing. UCI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. UCI of SC is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Carolina and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. Doctor's Care is a professional association duly organized, validly existing, and in good standing under the laws of the State of South Carolina and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated.

         6.2 Authority. UCI, Doctor's Care and UCI of SC each have taken all corporate action necessary to approve and authorized the execution of this Agreement, and to consummate the transactions contemplated hereby. Each of their respective representatives signing this Agreement has full power and authority to execute this Agreement in the indicated capacity and to consummate the transactions contemplated hereby. When executed and delivered, this Agreement shall constitute valid and binding obligations of UCI, Doctor's Care and UCI of SC, enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankrupt, insolvency or similar laws effecting creditors rights generally and by principles of equity. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with all of the terms and conditions hereof, will result in the breach by UCI, Doctor's Care or UCI of SC of any of the terms, conditions or provisions of any of their respective deed of trust, order, judgment, law, or other contract, agreement or instrument to which any of them is a party, or by which any is bound, or constitute a default of such indenture, mortgage, deed of trust, order, judgment, law, or other contract, agreement or instrument.

         6.3 Brokerage. Neither Doctor's Care nor UCI of SC has dealt with any broker in connection with this transaction, and no brokerage commission nor claim therefor shall accrue or become payable to any person or entity respecting this transaction.

         6.4 Consents. No consent of any third party is required in connection with the purchase and acceptance of the Assets from Seller hereunder.

         6.5 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best knowledge of UCI, Doctor's Care or UCI of SC, threatened that question the validity of this Agreement or any transaction contemplated hereby, which if adversely determined would have a material adverse effect upon their ability to enter into this Agreement or perform their respective obligations hereunder.

         6.6 Creditors, Solvency and Bankruptcy. Neither UCI, Doctor's Care nor UCI of SC shall hinder, delay, defraud or avoid any obligations to any past, present or future creditor of UCI, Doctor's Care or UCI of SC respectively in the transactions contemplated by this Agreement. The above-mentioned parties are currently solvent and will not be rendered insolvent as a result of the transactions contemplated hereby. Neither UCI, Doctor's Care nor UCI of SC intends to initiate with respect to themselves as debtors, nor do they expect to have initiated against themselves as debtors, any proceeding under federal or any state's bankruptcy, insolvency or similar laws.

         6.7 Representations and Warranties at Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of UCI, Doctor's Care and UCI of SC set forth in this Agreement shall be true as of the Effective Date as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, as of Effective Date, they shall be true as at the earlier date referenced.

7.       Conditions Precedent.

         7.1 Conditions of UCI, UCI of SC and Doctor's Care. The obligations of UCI, UCI of SC and Doctor's Care hereunder shall be subject, to the extent not waived, to the satisfaction of each of the following conditions at the Closing:

                  7.1.1 Representation and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date when made and, except for changes specifically contemplated by this Agreement, on and as of the Effective Date as though such representations and warranties had been made as of the Effective Date.

     7.1.2 Deliveries. The release of documents which Seller is obligated to make under Section 4 shall have been ---------- --------- made.

         7.2 Conditions of Seller. The obligations of Seller hereunder shall be subject, to the extent not waived, to the satisfaction of each of the following conditions at the Closing:

                  7.2.1 Representation and Warranties. The representations and warranties of UCI, UCI of SC and Doctor's Care contained in this Agreement shall be true and correct in all material respects as of the date when made and, except for changes specifically contemplated by this Agreement, on and as of the Effective Date as though such representations and warranties had been made as of the Effective Date.

     7.2.2  Deliveries.  The release of  documents  which UCI of SC and Doctor's
Care are  obligated to make under Section   4 shall have been
made.

8.       Cost and Expenses.

         8.1 Transactional Cost. The parties hereto shall be responsible for their respective attorney's fees, accountants' fees, experts' fees, and other expenses incurred by them in connection with the negotiations and Closing of this transaction; provided however, in the event litigation is commenced to enforce any rights under this Agreement or to pursue any other remedy available to any party, all legal expense or other direct costs of litigation of the prevailing party shall be paid by the non-prevailing party.

         8.2 Proration of Taxes and Charges. All personal property taxes and like charges (which are not terminated and paid as of Closing by Seller), if any, relating to the personal (tangible and intangible) property comprising the Assets shall be prorated as of the Effective Date, in accordance with regular accounting procedure. Settlement at Closing will be made on proration of estimates of such taxes and charges. If, as the result of such proration at Closing, a net balance is owed by Seller to UCI of SC, or visa versa, the amount thereof shall be paid to such party at or within thirty (30) days after receipt of the next succeeding payment notice.

         8.3 Sales Taxes. Seller shall be responsible for, and shall pay, all sales taxes, if any, applicable to the sale of the Assets as called for herein.

9.       Indemnity Rights.

         9.1 General Indemnity. Seller shall indemnify and hold Doctor's Care, UCI of SC, and UCI, and their respective officers, directors and agents harmless, from any and all losses, damages, liabilities, claims, suits, demands, penalties, assessments, obligations, causes of actions or costs (including reasonable litigation expenses and legal fees) asserted against or incurred by UCI, Doctor's Care or UCI of SC as a result of any breach by Seller of any covenant, warranty representation, or agreement, made by Seller herein or in agreements related hereto including but not limited to litigation expenses and legal fees that might be incurred because of such breach.

         9.2 Special Indemnities. Seller shall indemnify and hold UCI, UCI of SC and Doctor's Care and their respective officers, directors, and agents harmless from any and all losses, damages, liabilities, claims, suits, demands, penalties, assessments, obligations, causes of action, or costs (including reasonable litigation expenses and legal fees) asserted against or incurred by UCI, Doctor's Care, or UCI of SC as a result of:

                  9.2.1 Award or Settlement. Any lawsuit or similar claim against Seller arising from events or conditions prior to the Effective Date.

                  9.2.2 Title to Assets. Any challenge to: (a) Seller's title to the Assets, or (b) the transfer of such title and interest to the Assets to UCI of SC or Doctor's Care pursuant to the Agreement.

                  9.2.3  Accounts   Payable.   Any  accounts   payable,   taxes,
         assessments, or charges of Seller not expressly assumed by UCI of SC pursuant to Section 3.2 hereunder.

         9.3 Set Off and Recoupment. In addition to any other available remedies, UCI of SC, UCI, and Doctor's Care shall have the right of set off and recoupment against amounts coming due to Seller under this Agreement, the Employment Agreement, the Note, or any other instruments ancillary hereto in the event Seller breaches this Agreement or any document related hereto or any right of indemnification arises in favor of UCI, UCI of SC, or Doctor's Care under this Agreement. Seller retains the right to lawfully contest any such set off or recoupment in an action to collect any amounts due Seller under this Agreement, the Employment Agreement, the Note, or such other ancillary instruments. The inclusion of this special set off or recoupment provision shall not effect the availability, if any, of rights of set off or recoupment arising at law or in equity.

10. Existing Liabilities. Except as set forth in Section 3.2 hereof, neither UCI, Doctor's Care, nor UCI of SC assumes any, and hereby expressly disclaims all, obligations or liabilities of Seller, contingent or absolute, including (without limitation) liabilities for (i) federal or state income, payroll, property, or sales taxes for any period, or (ii) any tort, contract, or statutory liability resulting from or alleged to have resulted from the Business prior to the Effective Date or operations of Seller prior to Effective Date, except for the obligations arising and maturing after the Effective Date to perform under those contracts expressly assumed by UCI of SC pursuant to Section 3.2, if any. All property taxes assessed against the Assets sold hereunder, shall be prorated as of the Effective Date, and Seller shall promptly pay when due, or reimburse UCI of SC for, all such taxes which remain the Seller's responsibility.

11. Risk of Loss. In the event the Assets or any substantial part thereof shall be damaged or destroyed prior to the Effective Date due to any casualty or event, or there shall occur any actions for condemnation or eminent domain having a material adverse affect on the Assets or any substantial part thereof, Seller shall promptly notify UCI of SC that such damage, destruction, or action has occurred and the estimated extent thereof. In such event, UCI of SC must within five (5) days of receipt of such notice either:

         11.1 Termination. Terminate this Agreement by giving Seller written notice of such termination and thereupon all parties shall be released of all further liability to the others; or

         11.2 Adjustment. Alternatively, and subject to the fulfillment of the conditions set forth herein, require the consummation of the transactions provided for in this Agreement and all proceeds of insurance covering the Assets and all of the claims arising as a result of such damage or destruction to such Assets or all proceeds of such condemnation or eminent domain action for such Assets shall become the property of UCI of SC. In the event UCI of SC elects to require the consummation of the transactions contemplated herein, Seller shall not compromise or settle any such claim or action at any time without the written consent of UCI of SC which shall not be unreasonably withheld. Seller shall cooperate with the collection of such amounts. Further, in such event, the representations and warranties of Seller, as set forth in Section 5 shall be modified equitably to account for such claim or action.

12. Cross-Default. Notwithstanding anything contained herein to the contrary, in the event Seller breaches this Agreement, the Non-Compete, Employment Agreement, or Investment Letter, or any other agreement or instrument ancillary hereto to which Seller is a party, such breach thereof (at the expiration of the applicable grace period set forth therein) shall constitute a breach by Seller of this Agreement.

13. Seller's Cure Period. Notwithstanding anything contained herein to the contrary, for all potential breaches hereunder other than pursuant to Section 12 above, Seller shall have a grace period of ten (10) days after receiving written notice from UCI of SC to cure to the satisfaction of UCI of SC any breach of this Agreement.

14.      Miscellaneous.

         14.1 Entire Agreement. This Agreement, including the Exhibits hereto, embodies the entire Agreement and understanding between the parties hereto as to the matters herein addressed and supersedes all prior agreements and understandings relating to the subject matter hereof.

         14.2 No Waiver. No failure to exercise, and no delay in exercising any right, power or remedy hereunder or under any document delivered pursuant hereto shall impair any right, power or remedy which the parties hereto may have, nor shall any such delay be construed to be a waiver of any such rights, powers or remedies, or any acquiescence in any breach or default under this Agreement, nor shall any waiver of any breach or default of any party hereunder be deemed a wavier of any default or breach subsequently occurring.

         14.3 Survival. All representations, warranties, covenants, and agreements herein contained shall survive the Closing hereunder.
         14.4 Amendment. No provision of this Agreement or any document or instrument relating to the Agreement, may be amended, modified, supplemented, changed, waived, discharged, or terminated, unless the parties hereto consent thereto in writing.

         14.5 Notices. All notices, requests, approvals, consents, demands and other communication provides for or permitted hereunder shall be in writing, signed by an authorized representative of the sender and addressed to the respective party at the address set forth below:

                  UCI:             UCI Medical Affiliates, Inc.
                                   1901 Main Street, Suite 1200
                                   Columbia, SC  29201
                                   Attn.:  Jerry F. Wells, Jr.

                  UCI of SC:      UCI Medical Affiliates of South Carolina, Inc.
                                  1901 Main Street, Suite 1200
                                  Columbia, SC  29201
                                  Attn.:  Jerry F. Wells, Jr.

                  Doctor's Care:  Doctor's Care, P.A.
                                  1901 Main Street, Suite 1200
                                  Columbia, SC 29201
                                  Attn.: M.F. McFarland, III, MD

                  Seller:         Allan M. Weldon, M.D.
                                  2508 Canterbury Road
                                  Columbia, South Carolina 29204

         A party hereto may change its respective address by notice in writing given to the other parties to this Agreement. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following; (i) when delivered to the party to whom such notice, request, approval, consent, demand or the communication is being given, or (ii) five (5) business days after being duly deposited in the US mail, certified, return receipt requested.

         14.6  Severability  of  Provisions.  In  case  any  one or  more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         14.7 Successors and Assigns. This Agreement shall be binding upon the parties, and their respective successors, heirs, and assigns, and shall inure to the benefit of the parties and their respective successors, heirs, and permitted assigns.

         14.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any party hereto may execute this Agreement by signing any such counterpart. The authorized attachment of counterpart signature pages shall constitute execution by the parties.

         14.9 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

         14.10   Jurisdiction.   The  parties   hereto   consent  to   exclusive
jurisdiction, subject to proper service of process, in the State of South Carolina regarding any disputes arising hereunder.

         14.11 Usage. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "hereof" , "hereunder", "hereto", "herein", and words of similar import shall refer to this Agreement in its entirety and all references to "Articles", "paragraphs", "Sections", and similar cross references shall refer to specified portions of this Agreement, unless the context clearly requires otherwise.

         14.12 No Inference Against Author. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

         14.13 Further Instruments and Acts. From time to time at a party's request, whether at or after Closing and without further consideration, the other party(ies) shall execute and deliver such further instruments of conveyance, transfer and assignment and upon reimbursement for actual reasonable out-of-pocket expenses take such other action as the requesting party reasonably may require to more effectively convey and transfer to the requesting party the properties to be conveyed, transferred and assigned hereunder, and, if necessary, will assist the requesting party in the collection or reduction to possession of such property. In addition, each party agrees to provide reasonable access to records respecting the Business as are requested by the other party(ies) for proper purpose with good cause shown (subject to appropriate confidentiality agreements to be negotiated as such time) and agree to reasonably cooperate in resolving any matters resulting from the transactions contemplated hereby.
     14.14 Assignment. This Agreement is not assignable by any party without the prior written consent of the other parties hereto.

                                              [SIGNATURE PAGE ATTACHED]

         IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement under seal, with the corporate parties acting by and through their duly authorized officers, this 18th day of February, 1998, to be effective as of March 1, 1998.

UCI OF SC:                                               SELLER:

UCI MEDICAL AFFILIATES OF
SOUTH CAROLINA, INC.

                                           /s/ Allan M. Weldon, M.D.
                                           Allan M. Weldon, M.D.
By:   /s/ Jerry F. Wells, Jr.
Jerry F. Wells, Jr.
Its: Chief Financial Officer


DOCTOR'S CARE:

DOCTOR'S CARE, P.A.



By:  /s/ Jerry F. Wells, Jr.
Jerry F. Wells, Jr.
Its: Secretary


UCI:

UCI MEDICAL AFFILIATES, INC.



By:  /s/ Jerry F. Wells, Jr.
Jerry F. Wells, Jr.
Its: Chief Financial Officer


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                                                  LIST OF EXHIBITS

Exhibit 1.2       List of Excluded Assets
Exhibit 2.2       Bill of Sale - Medical Records
Exhibit 3.1.2.2   Note
Exhibit 3.2       Assumed Leases
Exhibit 3.3       Allocation of Purchase Price
Exhibit 4.2.1     Investment Letter
Exhibit 4.2.5     Employment Agreement
Exhibit 4.3.1     Bill of Sale
Exhibit 4.3.2     Assignment
Exhibit 4.3.6     Non-Competition Covenant
Exhibit 5.16      Financial Statement